EXHIBIT 10.8

MENTOR CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

MENTOR CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

            The following constitute the provisions of the Mentor Corporation Employee Stock Purchase Plan.

1.         PURPOSE

            The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.  This Plan is also intended to encourage Eligible
            Employees to remain in the employ of the Corporation or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Corporation.

2.         DEFINITIONS

            Capitalized terms used herein which are not otherwise defined shall have the following meanings.

                        "Account" means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

                        "Board" means the Board of Directors of the Corporation.

                        "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

                        "Commission" means the U.S. Securities and Exchange Commission.

                        "Committee" means the committee appointed by the Board to administer this Plan pursuant to
                        Section 12.

                        "Common Stock" means the Common Stock, par value $0.10 per share, of the Corporation, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

                        "Compensation" means (1) if the Eligible Employee is a salaried employee, the Eligible Employee's regular salary from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for the relevant period of time, or (2) if the Eligible Employee is not a salaried employee, the Eligible Employee's regular gross pay from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for the Eligible Employee's regularly scheduled work week(s) during the relevant period of time.  Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code.  Any other form of remuneration is excluded from Compensation, including (but not limited to) the following:  overtime payments, commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation right payments, the vesting or grant of restricted stock, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, bonuses, incentive compensation, special payments, fees, and allowances.  Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the
                        Corporation or any Subsidiary.

                        "Contributions" means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant has elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

                        "Corporation" means Mentor Corporation, a Minnesota corporation, and its successors.

                        "Effective Date" means May 26, 2005, the date this Plan was adopted by the Board.

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                        "Eligible Employee" means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a "Participating Subsidiary."  Notwithstanding the foregoing,
                        "Eligible Employee" shall not include any employee:

                        (a)        who has been employed by the Corporation or a Subsidiary for less than one (1) year; or

                        (b)        whose customary employment is for 20 hours or less per week; or

                        (c)        whose customary employment is for not more than five months in a calendar year.

                        "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time.

                        "Exercise Date" means, with respect to an Offering Period, the last day of that Offering Period.

                        "Exercise Price" means the per share exercise price of an Option as determined in accordance with
                        Section 8(b).

                        "Fair Market Value" on any date means:

(a)         if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the Composite Tape, as published in The Wall Street Journal, or reported by such other source as the Committee deems reliable, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such Composite Tape and as published in The Wall Street Journal or reported by such other source as the Committee deems reliable on the next preceding date on which there was trading in the shares of Common Stock;

(b)         if the Common Stock is not listed or admitted to trade on a national securities exchange, but is traded on the Nasdaq National Market or the Nasdaq SmallCap Market or through a similar market, the closing sales price for a share of Common Stock (or the closing bid for a share of Common Stock if no sales of Common Stock were reported on the relevant date) as quoted on such exchange or market with the greatest volume of trading in the Common Stock on the relevant date) on such date or, if such date is not a market trading date, on the last market trading day prior to such date, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)         in the absence of market or exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

"Grant Date" means, with respect to an Offering Period, the first day of that Offering Period.

"Individual Limit" has the meaning given to such term in Section 4(b).

"Offering Period" means the three (3) consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period; provided further that the Grant Date for an Offering Period may not occur on or before the Exercise Date for the immediately preceding Offering Period.

"Option" means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8.

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"Parent" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

"Participant" means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Participation Agreement to make Contributions pursuant to Section 6.

"Participation Agreement " means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

"Participating Subsidiary" shall have the meaning given to such term in Section 19(e).

"Plan" means this Mentor Corporation Employee Stock Purchase Plan, as it may be amended from time to time.

"Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3.         ELIGIBILITY

            Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4.         STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

            (a)        Aggregate Share Limit.  Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares.  The maximum number of shares of Common
                        Stock that may be delivered pursuant to Options granted under this Plan is 400,000 shares, subject to adjustments pursuant to Section 17.

            (b)        Individual Share Limit.  The maximum number of shares of Common Stock that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 1,500, subject to adjustments pursuant to Section 17 (the "Individual Limit").  The Committee may amend the Individual
                        Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without shareholder approval.

            (b)        Shares Not Actually Delivered.  Shares that are subject to or underlie Options, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

5.         OFFERING PERIODS

            During the term of this Plan, the Corporation will grant Options to purchase shares of Common Stock in each
            Offering Period to all Participants in that Offering Period.  Unless otherwise specified by the Committee in advance of the Offering Period, an Offering Period that commences on or about July 1 will end the following December 31 and an Offering Period that commences on or about January 1 will end the following June 30.  Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option is granted.  The term

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            of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date of that
            Offering Period.  The first Offering Period shall commence as of a date determined by the Board or Committee, but no earlier than the Effective Date.  Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no shares of Common Stock remain available for Options pursuant to
            Section 4.

6.         PARTICIPATION

            (a)        Enrollment.  An Eligible Employee may become a participant in this Plan by completing a Participation
                        Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate).  To become effective, a Participation Agreement must be signed by the Eligible Employee and be filed with the
                        Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee's Compensation to be credited to the Participant's
                        Account as Contributions each pay period.

            (b)        Contribution Limits.  Notwithstanding the foregoing, a Participant may not elect to contribute more than fifteen percent (15%) (or such other limit as the Committee may establish prior to the start of the applicable
                        Offering Period) of his or her Compensation during any one pay period as Plan Contributions.  The
                        Committee also may prescribe other limits, rules or procedures for Contributions.

            (c)        Content and Duration of Participation Agreements.  Participation Agreements shall contain the Eligible
                        Employee's authorization and consent to the Corporation's withholding from his or her Compensation the amount of his or her Contributions.  An Eligible Employee's Participation Agreement, and his or her
                        participation election and withholding consent thereon, shall remain valid for all Offering Periods until (1)
                        the Eligible Employee's participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Participation Agreement that becomes effective, or (3) the Committee requires that a new
                        Participation Agreement be executed and filed with the Corporation.

7.         METHOD OF PAYMENT OF CONTRIBUTIONS

            (a)        Participation Accounts.  The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant.  The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date.  A
                        Participant may not make any additional payments to his or her Account.  A Participant's Account shall be reduced by any amounts used to pay the Exercise Price of shares acquired, or by any other amounts distributed pursuant to the terms hereof.

            (b)        Payroll Deductions.  Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence as of the first pay date which coincides with or immediately follows the applicable Grant Date and shall end on the last pay date which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in
                        Section 7(d) or 7(e) or until his or her participation terminates pursuant to Section 11.

            (c)        Changes in Contribution Elections.  A Participant may discontinue, increase, or decrease the level of his or her Contributions (within the Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement which indicates such election.  Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation's receipt of such election.  Except as contemplated by Sections 7(d) and 7(e), changes in Contribution levels may not take effect during an Offering Period.  Other modifications or suspensions of Participation
                        Agreements are not permitted.

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            (c)        Changes in Contribution Elections.  A Participant may discontinue, increase, or decrease the level of his or her Contributions (within the Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement which indicates such election.  Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation's receipt of such election.  Except as contemplated by Sections 7(d) and 7(e), changes in Contribution levels may not take effect during an Offering Period.  Other modifications or suspensions of Participation
                        Agreements are not permitted.

            (d)        Discontinuance of Plan Contributions (Other Than a Withdrawal).  A Participant may discontinue (but not increase or otherwise decrease) the level of his or her Contributions, by filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement that indicates such election.  Unless otherwise provided by the Committee, an election pursuant to this Section 7(d) shall be effective no earlier than the first payroll period that starts after the Corporation's receipt of such election.

            (e)        Withdrawal During an Offering Period.  A Participant may terminate his or her Contributions during an
                        Offering Period (and receive a distribution of the balance of his or her Account in accordance with
                        Section 11) by completing and filing with the Corporation, in such form and on such terms as the
                        Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the
                        Participant.  Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation.  A withdrawal election pursuant to this Section 7(e) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation prior to the Exercise Date of that
                        Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Exercise Date).  Partial withdrawals of Accounts are not permitted.

            (f)         Leaves of Absence.  During leaves of absence approved by the Corporation or a Participating
                        Subsidiary and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a
                        Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

8.         GRANT OF OPTION

            (a)        Grant Date; Number of Shares.  On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of shares of Common
                        Stock.  The Option shall be exercised on the Exercise Date.  The number of shares of Common Stock subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Exercise Price, subject to the limits of Section 8(c).

            (b)        Exercise Price.  The Committee shall establish the method for determining the Exercise Price per share of the shares subject to an Option for an Offering Period prior to the start of that Offering Period in accordance with this Section 8(b).  The Committee may provide prior to the start of an Offering Period that the Exercise Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market  Value of a share of Common Stock on the Grant Date of that
                        Offering Period, or (2) the Fair Market Value of a share of Common Stock on the Exercise Date of that
                        Offering Period, or (3) the lesser of the Fair Market Value of a share of Common Stock on the Grant Date of that Offering Period or the Fair Market Value of a share of Common Stock on the Exercise Date of that
                        Offering Period.  Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Exercise Price per share be less than the par value of a share of Common Stock.

            (c)        Limits on Share Purchases.  Notwithstanding anything else contained herein, the maximum number of shares subject to an Option for an Offering Period shall be subject to the Individual Limit in the effect on the Grant Date of that Offering Period (subject to adjustment pursuant to Section 17) and any person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

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                                    (1)        it would, if exercised, cause the person to own stock (within the meaning of Section
                                                423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

                                    (2)        such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary
                                                (determined at the time the right to purchase such Stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

                        For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year.  In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.         EXERCISE OF OPTION

            (a)        Purchase of Shares.  Unless a Participant withdraws pursuant to Section 7(e) or the Participant's Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the
                        Participant's part, and the maximum number of whole shares of Common Stock subject to such Option
                        (subject to the limits of Section 8(c)) shall be purchased at the Exercise Price with the balance of such
                        Participant's Account.

            (b)        Account Balance Remaining After Purchase.  If any amount which is not sufficient to purchase a whole share remains in a Participant's Account after the exercise of his or her Option on the Exercise Date:
                        (1) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Offering Period, or if the
                        Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date.  If the share limit of Section 4(a) is reached, any amount that remains in a
                        Participant's Account after the exercise of his or her Option on the Exercise Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date.  If any amount which exceeds the limits of Section 8(c)
                        remains in a Participant's Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.       DELIVERY OF SHARES

As soon as administratively practicable after the Exercise Date, the Corporation shall, in its discretion, either deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Option, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant.  In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority.  If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

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11.       TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

            (a)        General.  Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible
                        Employee for any reason (including, without limitation, due to the Participant's death, disability, quit, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from the Plan pursuant to Section 7(e), at any time prior to the last day of an Offering Period in which he or she participates, such Participant's
                        Account shall be paid to him or her (or, in the event of the Participant's death, to the person or persons entitled thereto under Section 13) in cash, and such Participant's Option and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible
                        Employee.

            (b)        Change in Eligible Status; Leave.  If a Participant (1) ceases to be an Eligible Employee during an
                        Offering Period but remains an employee of the Corporation or a Subsidiary through the Exercise Date
                        (for example, and without limitation, due to a change in the Participant's employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant's employer ceases to maintain the Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the
                        Participant's customary level of employment no longer satisfies the requirements set forth in the definition of Eligible Employee), or (2) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the leave meets the requirements of Treasury Regulation Section 1.421-7(h)(2) and the Participant is an
                        employee of the Corporation or a Subsidiary or on such leave as of the applicable Exercise Date, such
                        Participant's Contributions shall cease (subject to Section 7(d)), and the Contributions previously credited to the Participant's Account for that Offering Period shall be used to exercise the Participant's
                        Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(e), in which case such Participant's Account shall be paid to him or her in cash in accordance with the first paragraph of this Section 11(a)).

            (c)        Re-Enrollment.  A Participant's termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period.  However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.  A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Participation Agreement and such
                        Participant must file a new Participation Agreement to resume Plan participation in any succeeding
                        Offering Period.

            (d)        Change in Subsidiary Status.  For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this
                        Plan, unless the person continues as an employee of the Corporation or another Subsidiary.

12.       ADMINISTRATION

            (a)        The Committee.  The Board shall appoint the Committee, which shall be composed of not less than two members of the Board.  The Board may, at any time, increase or decrease the number of members of the
                        Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise.  The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the
                        Board assumes the administration of only certain aspects of this Plan) to the "Committee" shall be deemed to be references to the Board.  Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.  No member of the
                        Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

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            (b)        Powers and Duties of the Committee.  Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any
                        Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes.

            (c)        Decisions of the Committee are Binding.  Any action taken by, or inaction of, the Corporation, any
                        Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

            (d)        Indemnification.  Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

            (e)        Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the
                        Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation.  No director, officer or agent of the Corporation or any
                        Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

            (f)         Delegation.  The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

13.       DESIGNATION OF BENEFICIARY

            If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any shares or cash from or with respect to such Participant's Account under this Plan in the event of such Participant's death.  If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located.  The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan.  Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

            If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such
            Participant's death (or in the event the Committee does not permit beneficiary designations under this Plan), the
            Corporation shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the
            Corporation, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

            If a Participant's death occurs before the end of an Offering Period or subsequent to the end of an Offering Period but prior to the delivery to him or her or for his or her benefit of any shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant's death, then any shares purchased for that Offering Period and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13).  If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

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14.       TRANSFERABILITY

            Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of
            Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant.  Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan.  Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the
            Participant or, in the event of the Participant's death, the Participant's beneficiary pursuant to Section 13.

15.       USE OF FUNDS; INTEREST

            All Contributions received or held by the Corporation under this Plan will be included in the general assets of the
            Corporation and may be used for any corporate purpose.  Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of
            Account balances, refunds of Account balances, or otherwise).  Amounts payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation and, except for any shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.       REPORTS

            Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date.
            Each Participant's statement shall set forth, as of such Exercise Date, that Participant's Account balance immediately prior to the exercise of his or her Option, the Exercise Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17.       ADJUSTMENTS OF AND CHANGES IN THE STOCK

            Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall, in such manner, to such extent (if any)
            and at such time as it deems appropriate and equitable in the circumstances:

            (a)        proportionately adjust any or all of (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (3) the Exercise Price of any or all outstanding Options, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options; or

            (b)        make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

            The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Exercise Price of the Option.

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            In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the
            Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

18.       POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

            Upon a dissolution of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that
            Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options.  In the event a
            Participant's Option is terminated pursuant to this Section 18 without a provision having been made by the
            Board for a substitution, exchange or other settlement of the Option, such Participant's Account shall be paid to him or her in cash without interest.

19.       TERM OF PLAN; AMENDMENT OR TERMINATION

            (a)        Effective Date.  Subject to Section 19(b), this Plan shall become effective as of the Effective Date.

            (b)        Shareholder Approval.  Notwithstanding anything else contained herein to the contrary, the effectiveness of this Plan is subject to the approval of this Plan by the shareholders of the Corporation within twelve months after the Effective Date.  Notwithstanding anything else contained herein to the contrary, no shares of Common Stock shall be issued or delivered under this Plan until such shareholder approval is obtained and, if such shareholder approval is not obtained within such twelve-month period of time, all Contributions credited to a Participant's Account hereunder shall be refunded to such Participant (without interest) as soon as practicable after the end of such twelve-month period.

            (c)        Termination.  No new Offering Periods shall commence on or after the day before the tenth anniversary of the Effective Date and this Plan shall terminate as of the Exercise Date on or immediately following such date unless sooner terminated pursuant to Section 18 or this Section 19.  In the event that all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan, this
                        Plan shall terminate at the end of that Offering Period and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants'
                        Account balances.

            (d)        Board Amendment Authority.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice.  Shareholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan.  No Options may be granted during any suspension of this Plan or after the termination of this
                        Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.  No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change.  Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

            (e)        Certain Additional Committee Authority.  Notwithstanding the amendment provisions of Section 19(d) and without limiting the Board's authority thereunder and without limiting the Committee's authority pursuant to any other provision of this Plan, the Committee shall have the right (1) to designate from time to time the
                        Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any
                        Subsidiary that may first become such after the date shareholders first approve this Plan) (each a
                        "Participating Subsidiary"), and (2) to change the service and other qualification requirements set forth under the definition of Eligible Employee in Section 2 (subject to the requirements of Section 423(b) of the
                        Code and applicable rules and regulations thereunder).  Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change.  Any such change shall not require shareholder approval.

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20.       NOTICES

            All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.       CONDITIONS UPON ISSUANCE OF SHARES

            This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith.  The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.       PLAN CONSTRUCTION

            (a)        Section 16.  It is the intent of the Corporation that transactions involving Options under this Plan (other than "Discretionary Transactions" as that term is defined in Rule 16b-3(b)(1) promulgated by the
                        Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary
                        Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c)
                        promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible.
                        Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

            (b)        Section 423.  This Plan and Options are intended to qualify under Section 423 of the Code.  Accordingly, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the
                        Code) under this Plan, subject to differences in Compensation among Participants and subject to the
                        Contribution and share limits of this Plan.

            (c)        Interpretation.  If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict.  If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.       EMPLOYEES' RIGHTS

            (a)        No Employment Rights.  Nothing in this Plan (or in any Participation Agreement or other document related to this Plan) will confer upon any  Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement employment or other service or effect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person's compensation or other benefits or to terminate his or her employment or other service, with or without cause.  Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Participation Agreement.

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            (b)        No Rights to Assets of the Company.  No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Option hereunder.  Neither the provisions of this Plan (or of any Participation
                        Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, Beneficiary
                        or other person.  To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.

            (c)        No Shareholder Rights.  A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant.  No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

24.       MISCELLANEOUS

            (a)        Governing Law.  This Plan, the Options, Participation Agreements and other documents related to this
                        Plan shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

            (b)        Severability.  If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

            (c)        Captions and Headings.  Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference.  Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

            (d)        No Effect on Other Plans or Corporate Authority.  The adoption of this Plan shall not affect any other
                        Corporation or Subsidiary compensation or incentive plans in effect.  Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Corporation or any Subsidiary (with or without reference to the
                        Common Stock), or (2) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority.  Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

25.        TAX WITHHOLDING

            Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may deduct from a Participant's Account balance as of an Exercise Date, before the exercise of the Participant's Option is given effect on such date, the amount of taxes (if any) which the Corporation reasonably determines it or any
            Subsidiary may be required to withhold with respect to such exercise.  In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Exercise Price with the balance of the Participant's Account (after reduction for the tax withholding amount).

            Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary's tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant's exercise of an
            Option, or should the Corporation or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Corporation or Subsidiary, as

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            the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

26.        NOTICE OF SALE

            Any person who has acquired shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period after the Grant
            Date of the Offering Period with respect to which such shares were acquired, or (2) within the twelve-month period after the Exercise Date of the Offering Period with respect to which such shares were acquired.

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